SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 7, 2001


                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


            1-13355                                    36-3692698
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    (Commission File Number)                (I.R.S. Employer Identification No.)


                  125 Lincoln Avenue                                87501
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         (Address of Principal Executive Offices)                 (Zip Code)


                                   (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)














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Item 5.           Other Events

         On June 7, 2001, the Registrant announced that, pursuant to the terms of an agreement and plan of merger dated as of June 6, 2001 by and among CWS Communities Trust, a Maryland real estate investment trust ("CWS"), Chateau Communities, Inc. ("Chateau") and several affiliates of each party, it has agreed to sell all of the common shares of beneficial interest it owns of CWS, constituting approximately 94.1% of the outstanding shares, to an indirect subsidiary of Chateau, immediately prior to the merger of that subsidiary of Chateau and CWS. Consummation of the transactions contemplated by the Merger Agreement is subject to the satisfaction of various conditions. A copy of the press release announcing the Merger Agreement is filed as an exhibit to this report and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.
              None

         (b)  Pro Forma Financial Statements.
              None

         (c)  Exhibits.

Exhibit No.       Document Description
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99.1              Press Release dated June 7, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL GROUP INCORPORATED



Dated: June 7, 2001                    By:  /s/ Jeffrey A. Klopf
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                                            Jeffrey A. Klopf
                                            Senior Vice President and Secretary





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